UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6290

Smith Barney World Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

OCTOBER 31, 2005

Smith Barney

World Funds, Inc.

Smith Barney Inflation Management Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney World Funds, Inc.

Smith Barney Inflation Management Fund

Annual Report  •  October 31, 2005

What’s

Inside

Fund Objective

The Fund’s primary investment objective is total return. The Fund’s secondary investment objective is current income.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail the economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates three times from June 2004 through September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During much of the fiscal year, the fixed-income market confounded investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.56% on October 31 2005, versus 4.11% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned 1.13%.

The high yield market was volatile but ended the fiscal year in positive territory. High yield bonds fell sharply in the spring of 2005 as investors became concerned over the bond

Smith Barney World Funds, Inc.         1

downgrades for General Motors and Ford Motor Company. However, the high yield market subsequently rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. Over the reporting period, the Citigroup High Yield Market Indexv returned 3.55%.

During the fiscal year, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned a strong 10.54%. Continued strength in commodity prices, including metals, agriculture, and oil supported many emerging market countries. This more than offset the negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The

2         Smith Barney World Funds, Inc.

Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

vi	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Smith Barney World Funds, Inc.         3

Manager Overview

DAVID TORCHIA Portfolio Manager	FREDERICK MARKI Portfolio Manager

Special Shareholder Notice

Effective November 1, 2005, the Board of Directors of the Company has approved an amendment to the management contract between the Fund and Smith Barney Management LLC as set forth below:

The management fee payable by the Fund will be reduced from 0.60% to 0.55% for asset levels up to $1 billion and will be calculated in accordance with the following breakpoint schedule with the management fee reduced at breakpoints beginning at asset levels over $1 billion:

Average Daily Net Assets	Annual Fee Rate
First $1 Billion	0.550%
Next $1 Billion	0.525%
Next $3 Billion	0.500%
Next $5 Billion	0.475%
Over $10 Billion	0.450%

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the 12 months ended October 31, 2005, markets were primarily driven by the Federal Reserve Board (“Fed”)i activity, employment and inflation data and rising energy costs, exacerbated near period end by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-pointii hikes during the period brought the federal funds rateiii to 3.75% from 1.75% by period end. The Fed raised rates an additional quarter point to 4.00% on November 1st, after the close of the reporting period. These measured consecutive rate hikes exerted upward pressure on short-term bond yields, driving two-year yields up about 183 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” yields on the long bond stayed low during the period, even declining slightly (four basis points) over the 12 months despite relinquishing all gains to end 53 basis points higher by period end. This sharp rise in short yields and relative stagnation in longer yields resulted in the extensive yield curve flattening seen during the period.

As the market fully expected each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-advertised intentions to raise rates at a measured

4         Smith Barney World Funds, Inc. 2005 Annual Report

pace — investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the year that it would increase rates “at a pace that is likely to be measured” and, starting in June 2004, added that, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.” In its most recent statement (from the September 20th meeting), the Fed noted that core inflation remained low near the end of the period and long-term inflation expectations remained “contained” (even if the language was downgraded from the “well contained” language used at prior meetings).

Slowing global growth, rising inflation and surging oil prices undoubtedly restrained economic activity during the period, with Gross Domestic Product (GDP)iv declining year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and to 3.4% growth in second quarter 2005 (from second quarter 2004’s 3.5%). However, economic growth remained remarkably resilient into the third quarter, particularly after fears of a sharp slowdown in the wake of Hurricanes Katrina and Rita, gaining 3.8% on an annualized basis versus 3.9% last year and consensus expectations of 3.6% growth. Although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel before period end, continue to cast a pall on growth and consumer spending expectations.

This was particularly true in the latter half of the period, as investors assessed the potential impact of Hurricanes Katrina and Rita on U.S. economic growth, inflation and the pace of interest rates and growth indicators turned increasingly mixed. For example, the U.S. labor market began to pick up in early 2004 and continued to improve through most of the Fund’s fiscal year, although the pace of improvement remained uneven from month to month. Unemployment fell through the majority of the period, declining from 5.5% in October 2004 to 4.9% in August 2005. However, employment skyrocketed, even if not as much as expected, in the wake of Hurricane Katrina, and the unemployment rate rose to 5.0% in Octoberv. Industrial production and retail sales also remained positive through most of the period, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade. Again, however, as with employment, industrial production and retail sales data turned negative near period end as the effects of Hurricane Katrina roiled through the economy, reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the period, continued strong growth and limited wage pressures are keeping long-term inflation expectations “contained”. Core inflation rates, in particular, remained subdued throughout the period despite growing inflationary pressure. Specifically, core Consumer Price Index (CPI)vi inflation rose only 0.1% year-over-year to 2.1% in October 2005, and core Producer Price Index (PPI)vii inflation edged up only 0.1% year-over-year to 1.9% in September 2005. However, both consumer and

Smith Barney World Funds, Inc. 2005 Annual Report         5

producer headline inflation rose dramatically by period end as continually high and rising energy prices and competitive pricing pressures began to be passed through to the consumer. Headline CPI inflation rose approximately 1.1% to 4.3% in October 2005 versus October 2004, and headline PPI inflation increased 1.5% to 5.9% over the same period. Pricing pressures were also seen in the core PCE deflator,viii the Fed’s preferred measure of inflation, which rose 0.5% versus September 2004 to 2.0% year-over-year in the latest September reading.

Performance Review

For the 12 months ended October 31, 2005, Class A shares of the Smith Barney World Funds, Inc. — Smith Barney Inflation Management Fund, excluding sales charges, returned 1.89%. These shares underperformed the Lipper Treasury Inflation Protected Securities Funds Category Average,1 which increased 2.13%. The Fund’s unmanaged benchmark, the Lehman Brothers Global Real: U.S. TIPS Index, returned 2.94% for the same period.

Fund Performance as of October 31, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months
Smith Barney Inflation Management Fund — Class A Shares	-0.22%	1.89%

Lehman Brothers Global Real: U.S. TIPS Index	-0.16%	2.94%

Lipper Treasury Inflation Protected Securities Funds Category Average	-0.63%	2.13%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
The 30-Day SEC Yield for Class A, Class B, Class C and Class O were 5.36%, 4.97%, 4.98% and 5.01%, respectively. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the 30-Day SEC Yield for Class A, Class B, Class C and Class O would have been 4.79%, 4.13%, 4.62% and 4.14%, respectively.
All class share returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned -0.56%, Class C shares returned -0.56% and Class O shares returned -0.53% over the six months ended October 31, 2005. Excluding sales charges, Class B shares returned 1.27%, Class C shares returned 1.38% and Class O shares returned 1.34% over the twelve months ended October 31, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 98 funds for the six-month period and among the 81 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 81 funds in the Fund’s Lipper category, and excluding sales charges.

6         Smith Barney World Funds, Inc. 2005 Annual Report

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The portfolio’s underweight allocation to the shorter portion of the U.S. TIPS yield curve and overweight in the 20+ year portion of the TIPS yield curve positively contributed to performance during the 12 months ending October 31, 2005, as short yields rose dramatically during the period as the curve flattened. In addition, our allocation to floating-rate asset-backed securities (ABS) performed well versus other fixed income asset classes, as returns rose in step with increases in the London Interbank Offered Rate (LIBOR), which, in turn, increased on the back of hikes in the Fed Funds rate.

What were the leading detractors from performance?

A. Although short-term adjustable yields rose during the annual period, the Fund’s shorter overall duration versus the benchmark detracted early in the period as longer-dated securities rallied on heightened inflation fears and breakevens (or the difference in yields between U.S. TIPS and nominals and the market’s implied inflation forecast) continued to rise. We continue to maintain our exposure to asset-backed floaters as a hedge against any potential moderation or even decline in inflation, during which times ABS floaters tend to outperform traditional U.S. TIPS while nominal yields continue to rise.

Q. Were there any significant changes to the Fund during the reporting period?

A. We reduced overall duration in the portfolio versus the benchmark in advance of the remarkable yield curve flattening seen during the 12 months ended October 31, 2005. Although remaining somewhat defensive (i.e., slightly short), we brought the portfolio’s duration closer to neutral as rates backed up and the 10-year U.S. Treasury bond sold off in the latter half of the period. We also removed our yield curve flattener trade, in which we had underweighted the short end of the yield curve and overweighted the long end in anticipation of further flattening.

Early in the 12 months ending October 31, 2005, we established an allocation in floating-rate ABS in an effort to diversify the portfolio and, as previously mentioned, to act as a hedge against potential declines in inflation, which would negatively impact performance in the U.S. TIPS portion of the portfolio.

Smith Barney World Funds, Inc. 2005 Annual Report         7

Thank you for your investment in the Smith Barney World Funds, Inc. — Smith Barney Inflation Management Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David Torchia	Frederick Marki
Portfolio Manager	Portfolio Manager

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: This Fund is subject to the risks associated with IPS. Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk (with deflation, the principal value of IPS holdings would be adjusted downward). Please see the prospectus for more information on these and other risks. Income distributions of the fund are likely to fluctuate more than those of a conventional bond fund. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

[v]	Source: Bureau of Labor Statistics

vi	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

vii	The Producer Price Index measures the change in wholesale prices as released monthly by the U.S. Bureau of Labor Statistics.

viii	The PCE deflator is a nation-wide indicator of the average increase in prices for all domestic personal consumption. It’s derived from the largest Gross Domestic Product (“GDP”) component, personal consumption expenditures, and is indexed to a base of 100 in 1992.

8         Smith Barney World Funds, Inc. 2005 Annual Report

Fund at a Glance (unaudited)

Smith Barney World Funds, Inc. 2005 Annual Report         9

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2005 and held for the six months ended October 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(0.22)%	$1,000.00	$997.80	1.20%	$6.04

Class B	(0.56)	1,000.00	994.40	1.70	8.55

Class C	(0.56)	1,000.00	994.40	1.70	8.55

Class O	(0.53)	1,000.00	994.70	1.65	8.30

(1)	For the six months ended October 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class O shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10         Smith Barney World Funds, Inc. 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.16	1.20%	$6.11

Class B	5.00	1,000.00	1,016.64	1.70	8.64

Class C	5.00	1,000.00	1,016.64	1.70	8.64

Class O	5.00	1,000.00	1,016.89	1.65	8.39

(1)	For the six months ended October 31, 2005.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class O(3)
Twelve Months Ended 10/31/05	1.89%	1.27%	1.38%	1.34%

Five Years Ended 10/31/05	4.28	3.64	N/A	3.78

Ten Years Ended 10/31/05	5.12	4.51	N/A	4.63

Inception* through 10/31/05	6.28	5.19	1.87	5.45

	With Sales Charges(4)
	Class A	Class B	Class C	Class O(3)
Twelve Months Ended 10/31/05	(0.13)%	(3.21)%	1.38%	0.34%

Five Years Ended 10/31/05	3.87	3.47	N/A	3.78

Ten Years Ended 10/31/05	4.91	4.51	N/A	4.63

Inception* through 10/31/05	6.13	5.19	1.87	5.45

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (10/31/95 through 10/31/05)	64.79%

Class B (10/31/95 through 10/31/05)	55.49

Class C (Inception* through 10/31/05)	1.97

Class O (10/31/95 through 10/31/05)	57.27

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and O shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares. These former Class C shares were then renamed Class O shares on October 1, 2004.
(4)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 2.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class O shares is no longer imposed effective February 2, 2004.
*	Inception dates for Class A, B, C, and O shares are July 22, 1991, November 18, 1994, October 12, 2004, and January 4, 1993, respectively.

12         Smith Barney World Funds, Inc. 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Inflation Management Fund vs. Lehman Brothers Global Real: U.S. TIPS Index*†

(October 1995 — October 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2005. The Lehman Brothers Global Real: U.S. TIPS Index is a market index made up of U.S. Treasury Inflation Linked Indexed securities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Commencement of operations 3/31/97.

Smith Barney World Funds, Inc. 2005 Annual Report         13

Schedule of Investments (October 31, 2005)

SMITH BARNEY INFLATION MANAGEMENT FUND

Face Amount	Security	Value

ASSET-BACKED SECURITIES — 24.3%
Home Equity — 24.3%
$500,000	ACE Securities Corp., Series 2004-OP1, Class M3, 5.288% due 4/25/34 (a)	$501,200
	Aegis Asset-Backed Securities Trust:
500,000	Series 2004-5, Class M2, 5.258% due 12/25/34 (a)	506,193
188,178	Series 2004-5N, Notes, 5.000% due 12/25/34 (b)	186,456
500,000	Ameriquest Mortgage Securities Inc., Series 2004-R11, Class M5, 5.238% due 11/25/34 (a)	509,676
500,000	Amortizing Residential Collateral Trust, Series 2004-1, Class M4, 5.088% due 10/25/34 (a)	509,920
400,000	Argent NIM Trust, Series 2004-WN10, Class B, 7.385% due 11/25/34 (b)	404,930
192,780	Bear Stearns Asset-Backed Securities Inc., Series 2005-AC4, Class M2, 4.708% due 7/25/35 (a)	192,779
147,554	Bear Stearns Asset-Backed Securities NIM, Series 2004-HE8N, Class A1, 5.000% due 9/25/34 (b)	146,811
	Countrywide Asset-Backed Certificates:
178,624	Series 2004-11N, Class N, 5.250% due 4/25/36 (b)	177,672
500,000	Series 2004-BC4, Class M2, 4.888% due 10/25/34 (a)	501,903
266,145	Long Beach Asset Holdings Corp., Series 2004-06, Class N2, 7.500% due 11/25/34 (b)	247,116
500,000	Long Beach Mortgage Loan Trust, Series 2004-06, Class M2, 5.188% due 11/25/34 (a)	501,998
500,000	MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class M4, 5.038% due 9/25/34 (a)	504,201
	Morgan Stanley Asset-Backed Securities Capital I:
500,000	Series 2004-HE9, Class M6, 5.288% due 11/25/34 (a)	505,716
500,000	Series 2004-NC8, Class M4, 5.038% due 9/25/34 (a)	505,990
500,000	Series 2004-OP1, Class M5, 5.088% due 11/25/34 (a)	506,689
500,000	Novastar Home Equity Loan, Series 2004-4, Class M4, 5.138% due 3/25/35 (a)	500,625
21,117	Option One Mortgage Loan Trust, Series 2002-02, Class M2, 5.188% due 6/25/32 (a)	21,153
500,000	Park Place Securities Inc., Series 2004-WWF1, Class M4, 5.138% due 2/25/35 (a)	509,664
250,000	Park Place Securities NIM Trust, Series 2004-WWF1, Class B, 6.290% due 1/25/35 (b)	248,906
500,000	Residential Asset Securities Corp., Series 2004-KS10, Class M2, 5.188% due 11/25/34 (a)	506,767
	Sail NIM Notes:
91,635	Series 2004-11A, Class A2, 4.750% due 1/27/35 (b)	91,138
398,357	Series 2004-AA, Class B, 7.500% due 10/27/34 (b)	318,685
	Sharp SP I LLC, NIM Trust:
133,016	Series 2004-HS1N, 5.920% due 2/25/34 (b)	131,371
56,118	Series 2005-HE1N, 5.190% due 2/25/35 (b)	55,906

	TOTAL ASSET-BACKED SECURITIES (Cost — $8,806,121)	8,793,465

See Notes to Financial Statements.

14         Smith Barney World Funds, Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face Amount	Security	Value

CORPORATE BOND & NOTE — 1.4%
Diversified Financial Services — 1.4%
$500,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Series G, 4.080% due 9/28/07 (a) (Cost — $498,854)	$497,040

COLLATERALIZED MORTGAGE OBLIGATION — 0.5%
192,495	Saco I Trust, Series 2005-2, Class A, 4.238% due 4/25/35 (a)(b) (Cost — $192,465)	192,495

U.S. TREASURY INFLATION PROTECTED SECURITIES — 72.4%
10,938,480	U.S. Treasury Bonds, Inflation Indexed, 2.375% due 1/15/25	11,385,853
	U.S. Treasury Notes, Inflation Indexed:
2,005,559	3.625% due 1/15/08	2,099,100
8,860,464	3.875% due 1/15/09	9,485,543
2,334,300	4.250% due 1/15/10	2,573,841
668,460	1.625% due 1/15/15	648,642

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $26,544,268)	26,192,979

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $36,041,708)	35,675,979

SHORT-TERM INVESTMENT — 1.0%
Repurchase Agreement — 1.0%
347,000	Interest in $542,622,000 joint tri-party repurchase agreement dated 10/31/05 with Greenwich Capital Markets Inc., 4.020% due 11/1/05, Proceeds at maturity — $347,039; (Fully collateralized by various U.S. Treasury obligations, 1.500% to 6.250% due 3/31/06 to 5/15/30; Market value — $353,943) (Cost — $347,000)	347,000

	TOTAL INVESTMENTS — 99.6% (Cost — $36,388,708#)	36,022,979
	Other Assets in Excess of Liabilities — 0.4%	153,261

	TOTAL NET ASSETS — 100.0%	$36,176,240

(a)	Variable rate securities. Coupon rates disclosed are those which are in effect at October 31, 2005.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors unless otherwise noted.
#	Aggregate cost for federal income tax purposes is $36,704,537.

Abbreviations used in this schedule:
MASTR	— Mortgage Asset Securitization Transactions Inc.
NIM	— Net Interest Margin

See Notes to Financial Statements.

Smith Barney World Funds, Inc. 2005 Annual Report         15

Statement of Assets and Liabilities (October 31, 2005)

ASSETS:
Investments, at value (Cost — $36,388,708)	$36,022,979
Cash	65
Interest receivable	242,271
Receivable for Fund shares sold	369
Prepaid expenses	13,103

Total Assets	36,278,787

LIABILITIES:
Transfer agent fees payable	12,691
Payable for Fund shares repurchased	8,168
Distribution fees payable	3,311
Management fee payable	2,668
Directors’ fees payable	1,283
Accrued expenses	74,426

Total Liabilities	102,547

Total Net Assets	$36,176,240

NET ASSETS:
Par value (Note 6)	$3,347
Paid-in capital in excess of par value	35,991,976
Undistributed net investment income	853,183
Accumulated net realized loss on investments	(306,537)
Net unrealized depreciation on investments	(365,729)

Total Net Assets	$36,176,240

Shares Outstanding:
Class A	2,968,187

Class B	163,256

Class C	116,774

Class O	99,134

Net Asset Value:
Class A (and redemption price)	$10.81

Class B *	$10.81

Class C (and redemption price)	$10.81

Class O *	$10.81

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 2.00%)	$11.03

*	Redemption price is NAV of Class B and O shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16         Smith Barney World Funds, Inc. 2005 Annual Report

Statement of Operations (For the year ended October 31, 2005)

INVESTMENT INCOME:
Interest	$1,883,213
Income from securities lending	905

Total Investment Income	1,884,118

EXPENSES:
Management fee (Note 2)	237,341
Distribution fees (Notes 2 and 4)	111,853
Legal fees	83,530
Shareholder reports (Note 4)	73,753
Audit and tax	47,600
Transfer agent fees (Notes 2 and 4)	47,160
Registration fees	44,269
Custody fees	24,693
Directors’ fees	6,588
Insurance	3,399
Miscellaneous expenses	7,022

Total Expenses	687,208
Less: Management fee waiver and/or expense reimbursement (Note 2)	(186,159)

Net Expenses	501,049

Net Investment Income	1,383,069

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investments	71,890
Change in Net Unrealized Appreciation/Depreciation From Investments	(661,925)

Net Loss on Investments	(590,035)

Increase in Net Assets From Operations	$793,034

See Notes to Financial Statements.

Smith Barney World Funds, Inc. 2005 Annual Report         17

Statements of Changes in Net Assets (For the years ended October 31,)

	2005	2004
OPERATIONS:
Net investment income	$1,383,069	$1,764,350
Net realized gain	71,890	11,669,816
Change in net unrealized appreciation/depreciation	(661,925)	(10,853,780)

Increase in Net Assets From Operations	793,034	2,580,386

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(859,939)	(1,952,835)
Net realized gains	—	(143,446)

Decrease in Net Assets From Distributions to Shareholders	(859,939)	(2,096,281)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	4,833,371	2,741,211
Reinvestment of distributions	580,253	739,688
Cost of shares repurchased	(11,614,058)	(48,680,116)

Decrease in Net Assets From Fund Share Transactions	(6,200,434)	(45,199,217)

Decrease in Net Assets	(6,267,339)	(44,715,112)
NET ASSETS:
Beginning of year	42,443,579	87,158,691

End of year*	$36,176,240	$42,443,579

* Includes undistributed net investment income and overdistributed net investment income, respectively, of:	$853,183	$(48,374)

See Notes to Financial Statements.

18         Smith Barney World Funds, Inc. 2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class A Shares(1)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.85		$10.74	$10.91	$10.82	$10.95

Income (Loss) From Operations:
Net investment income	0.38		0.22	0.25	0.31 (2)	0.38
Net realized and unrealized gain (loss)	(0.18)		0.15	(0.12)	0.12 (2)	0.75

Total Income From Operations	0.20		0.37	0.13	0.43	1.13

Less Distributions From:
Net investment income	(0.24)		(0.24)	(0.24)	(0.15)	(1.20)
Net realized gains	—		(0.02)	—	—	—
Return of capital	—		—	(0.06)	(0.19)	(0.06)

Total Distributions	(0.24)		(0.26)	(0.30)	(0.34)	(1.26)

Net Asset Value, End of Year	$10.81		$10.85	$10.74	$10.91	$10.82

Total Return(3)	1.89%		3.52%	1.13%	4.06%	11.11%

Net Assets, End of Year (000s)	$32,076		$35,279	$43,365	$47,842	$52,336

Ratios to Average Net Assets:
Gross expenses	1.70%		1.41%	1.34%	1.25%	1.23%
Net expenses	1.24	(4)(5)	1.37 (4)	1.34	1.25	1.23
Net investment income	3.49		2.01	2.29	2.93 (2)	3.62

Portfolio Turnover Rate	43%		80%	29%	29%	96%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.33, $0.10 and 3.06%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees.
(5)	Effective December 1, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.20%. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Smith Barney World Funds, Inc. 2005 Annual Report         19

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class B Shares(1)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.86		$10.77	$10.94	$10.85	$10.92

Income (Loss) From Operations:
Net investment income	0.34		0.14	0.19	0.24 (2)	0.32
Net realized and unrealized gain (loss)	(0.20)		0.16	(0.13)	0.12 (2)	0.75

Total Income From Operations	0.14		0.30	0.06	0.36	1.07

Less Distributions From:
Net investment income	(0.19)		(0.19)	(0.17)	(0.08)	(1.08)
Net realized gains	—		(0.02)	—	—	—
Return of capital	—		—	(0.06)	(0.19)	(0.06)

Total Distributions	(0.19)		(0.21)	(0.23)	(0.27)	(1.14)

Net Asset Value, End of Year	$10.81		$10.86	$10.77	$10.94	$10.85

Total Return(3)	1.27%		2.77%	0.53%	3.43%	10.48%

Net Assets, End of Year (000s)	$1,765		$1,517	$2,439	$2,405	$3,001

Ratios to Average Net Assets:
Gross expenses	2.61%		2.12%	1.91%	1.88%	1.80%
Net expenses	1.76	(4)(5)	2.08 (4)	1.91	1.88	1.80
Net investment income	3.08		1.30	1.72	2.29 (2)	3.07

Portfolio Turnover Rate	43%		80%	29%	29%	96%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.25, $0.11 and 2.43%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees.
(5)	Effective December 1, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.70%. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

20         Smith Barney World Funds, Inc. 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2005	2004(2)
Net Asset Value, Beginning of Year	$10.85	$10.80

Income (Loss) From Operations:
Net investment income (loss)	0.36	(0.05)
Net realized and unrealized gain (loss)	(0.21)	0.11

Total Income From Operations	0.15	0.06

Less Distributions From:
Net investment income	(0.19)	(0.00	)(3)
Net realized gains	—	(0.01)

Total Distributions	(0.19)	(0.01)

Net Asset Value, End of Year	$10.81	$10.85

Total Return(4)	1.38%	0.58%

Net Assets, End of Year (000s)	$1,263	$5

Ratios to Average Net Assets:
Gross expenses	2.07%	4.73	%(5)
Net expenses(6)	1.70 (7)	1.73	(5)
Net investment income (loss)	3.35	(8.30	)(5)

Portfolio Turnover Rate	43%	80%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period October 12, 2004 (inception date) to October 31, 2004.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees.
(7)	Effective December 1, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.70%. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Smith Barney World Funds, Inc. 2005 Annual Report         21

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class O Shares(1)(2)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.86		$10.76	$10.94	$10.85	$10.92

Income (Loss) From Operations:
Net investment income	0.32		0.16	0.20	0.26 (3)	0.33
Net realized and unrealized gain (loss)	(0.17)		0.15	(0.13)	0.12 (3)	0.76

Total Income From Operations	0.15		0.31	0.07	0.38	1.09

Less Distributions From:
Net investment income	(0.20)		(0.19)	(0.19)	(0.10)	(1.09)
Net realized gains	—		(0.02)	—	—	—
Return of capital	—		—	(0.06)	(0.19)	(0.07)

Total Distributions	(0.20)		(0.21)	(0.25)	(0.29)	(1.16)

Net Asset Value, End of Year	$10.81		$10.86	$10.76	$10.94	$10.85

Total Return(4)	1.34%		2.96%	0.61%	3.59%	10.69%

Net Assets, End of Year (000s)	$1,072		$1,969	$2,317	$2,298	$1,934

Ratios to Average Net Assets:
Gross expenses	2.39%		1.91%	1.85%	1.69%	1.69%
Net expenses	1.71	(5)(6)	1.86 (5)	1.85	1.69	1.69
Net investment income	2.91		1.51	1.78	2.48 (3)	3.14

Portfolio Turnover Rate	43%		80%	29%	29%	96%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares. Class C shares were then renamed Class O shares on October 1, 2004.
(3)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.28, $0.10 and 2.62%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its fees.
(6)	Effective December 1, 2004, as a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.65%. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

22         Smith Barney World Funds, Inc. 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Inflation Management Fund (the “Fund”) is a separate investment fund of the Smith Barney World Funds, Inc. (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (“1940 Act”), as a non-diversified open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Smith Barney World Funds, Inc. 2005 Annual Report         23

Notes to Financial Statements (continued)

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$378,427	$(378,427)

(a)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of various items.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

24         Smith Barney World Funds, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

Effective November 1, 2005, the Fund’s management fee is calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $1 Billion	0.550%
Next $1 Billion	0.525%
Next $3 Billion	0.500%
Next $5 Billion	0.475%
Over $10 Billion	0.450%

Beginning on December 1, 2004, SBFM instituted voluntary expense limitations for the Fund’s Class A, B, C and O shares of 1.20%, 1.70%, 1.70% and 1.65%, respectively. These expense limitations may be reduced or terminated at any time by SBFM. During the year ended October 31, 2005, SBFM voluntarily waived a portion of its fee and reimbursed expenses in the amount of $186,159.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2005, the Fund paid transfer agent fees of $30,350 to CTB. In addition, for the year ended October 31, 2005, the Fund also paid $1,416 to other Citigroup affiliates for shareholder recordkeeping and services.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor. In addition, CGM and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There is a maximum sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class O shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. The 1.00% initial sales charge on Class O shares is no longer imposed effective February 2, 2004. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. Effective June 20, 2005, the CDSC for Class A shares was revised from 1.00% if redemption occurs within one year to 0.50% if redemption occurs within six months. These purchases do not incur a sales charge.

For the year ended October 31, 2005, CGM and its affiliates received sales charges of approximately $28,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2005, CDSCs paid to CGM and its affiliates were approximately $5,000 for Class B shares.

Certain officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

Smith Barney World Funds, Inc. 2005 Annual Report         25

Notes to Financial Statements (continued)

3.	Investments

During the year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$3,385,651	$13,038,211

Sales	1,119,633	17,095,508

At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$77,774
Gross unrealized depreciation	(759,332)

Net unrealized depreciation	$(681,558)

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B, C and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and O shares calculated at the annual rate of 0.50%, 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended October 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C	Class O
Distribution Fees	$84,294	$11,969	$5,687	$9,903

For the year ended October 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C	Class O	Class Y(a)
Transfer Agent Fees	$41,242	$3,407	$11	$2,500	—

For the year ended October 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Class O	Class Y(a)
Shareholder Reports Expenses	$59,875	$7,561	$959	$5,221	$137

(a)	On May 24, 2005, Class Y shares were fully redeemed.

26         Smith Barney World Funds, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended October 31, 2005	Year Ended October 31, 2004(a)
Class A
Net investment income	$750,889	$874,190
Net realized gains	—	81,214

Total	$750,889	$955,404

Class B
Net investment income	$28,111	$31,967
Net realized gains	—	3,470

Total	$28,111	$35,437

Class C
Net investment income	$14,996	$0	(c)
Net realized gains	—	5

Total	$14,996	$5

Class O(b)
Net investment income	$24,171	$39,306
Net realized gains	—	4,596

Total	$24,171	$43,902

Class Y(d)
Net investment income	$41,772	$1,007,372
Net realized gains	—	54,161

Total	$41,772	$1,061,533

(a)	For the period October 12, 2004 (inception date) to October 31, 2004 for Class C shares.
(b)	On April 29, 2004, Class L shares were renamed as Class C shares. These former Class C shares were then renamed Class O shares on October 1, 2004.
(c)	Amount represents less than $1.
(d)	On May 24, 2005, Class Y shares were fully redeemed.

Smith Barney World Funds, Inc. 2005 Annual Report         27

Notes to Financial Statements (continued)

6.	Capital Shares

At October 31, 2005, the Company had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2005		Year Ended October 31, 2004(a)
	Shares	Amount	Shares	Amount
Class A
Shares sold	219,143	$2,390,896	134,457	$1,446,951
Shares issued on reinvestment	48,279	525,509	63,349	680,406
Shares repurchased	(551,676)	(6,015,425)	(982,395)	(10,560,052)

Net Decrease	(284,254)	$(3,099,020)	(784,589)	$(8,432,695)

Class B
Shares sold	89,993	$983,386	33,426	$362,335
Shares issued on reinvestment	2,000	21,789	2,325	25,022
Shares repurchased	(68,503)	(745,736)	(122,498)	(1,318,210)

Net Increase (Decrease)	23,490	$259,439	(86,747)	$(930,853)

Class C
Shares sold	133,498	$1,455,878	413	$4,454
Shares issued on reinvestment	1,323	14,417	0 (c)	5
Shares repurchased	(18,460)	(201,823)	—	—

Net Increase	116,361	$1,268,472	413	$4,459

Class O(b)
Shares sold	294	$3,211	17,140	$185,652
Shares issued on reinvestment	1,703	18,538	3,187	34,255
Shares repurchased	(84,249)	(916,141)	(54,357)	(584,582)

Net Decrease	(82,252)	$(894,392)	(34,030)	$(364,675)

Class Y(d)
Shares sold	—	$—	69,864	$741,819
Shares repurchased	(345,507)	(3,734,933)	(3,416,642)	(36,217,272)

Net Decrease	(345,507)	$(3,734,933)	(3,346,778)	$(35,475,453)

(a)	For the period October 12, 2004 (inception date) to October 31, 2004 for Class C shares.
(b)	On April 29, 2004, Class L shares were renamed as Class C shares. These former Class C shares were then renamed Class O shares on October 1, 2004.
(c)	Amount is less than $1.
(d)	On May 24, 2005, Class Y shares were fully redeemed.

28         Smith Barney World Funds, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class O
Net investment income:
11/21/2005
11/25/2005	$0.0322	$0.0276	$0.0276	$0.0281
Short-term capital gains:
12/8/2005
12/9/2005	$0.0024	$0.0024	$0.0024	$0.0024
Long-term capital gains:
12/8/2005
12/9/2005	$0.0004	$0.0004	$0.0004	$0.0004

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004, were as follows:

	2005	2004
Distributions paid from:
Ordinary income	$859,939	$1,952,835
Net Long-term capital gains	—	143,446

Total Distributions Paid	$859,939	$2,096,281

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$861,130
Undistributed long-term capital gains — net	1,345

Total undistributed earnings	$862,475
Unrealized depreciation(a)	(681,558)

Total accumulated earnings — net	$180,917

(a)	The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the difference between book and tax amortization methods for premiums on fixed income securities and the tax deferral of losses on wash sales.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent,

Smith Barney World Funds, Inc. 2005 Annual Report         29

Notes to Financial Statements (continued)

had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc. (“Legg Mason”).

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the

30         Smith Barney World Funds, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

“Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently- filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Smith Barney World Funds, Inc. 2005 Annual Report         31

Notes to Financial Statements (continued)

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

The Fund has received information concerning SBFM as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

11.	Subsequent Events

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

The Fund’s Board has appointed the fund’s current distributors, Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

Effective December 1, 2005, with respect to those fund classes subject to a 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

32         Smith Barney World Funds, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the 1940 Act, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the SEC. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the fund’s policy of seeking the best overall terms available.

Certain officers and one Director of the fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at P.O. Box 9699, Providence, RI 02940-9699.

Smith Barney World Funds, Inc. 2005 Annual Report         33

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors Smith Barney World Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Inflation Management Fund, a series of Smith Barney World Funds, Inc., as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Inflation Management Fund as of October 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2005

34         Smith Barney World Funds, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)

At meetings of the Board of Smith Barney World Funds, Inc., on behalf of its series, Smith Barney Inflation Management Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), the Board received information from the Fund’s manager, Smith Barney Fund Management LLC (the “Manager”), to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund. In voting to approve the Management Agreement, the Board, including the Independent Board Members, considered whether the approval would be in the best interest of the Fund and its shareholders based upon several factors including those discussed below.

Nature, Extent and Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft

Smith Barney World Funds, Inc. 2005 Annual Report         35

Board Approval of Management Agreement (unaudited) (continued)

dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and reviewed performance information for the Fund as well as for a group of comparable funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “TIPS funds” by Lipper, showed that the Fund’s performance, as of March 31, 2005, for the 1- and 10-year periods was within the median range while the performance for the 3- and 5-year periods was lower than the median. The Board noted that as of October 2004, the Fund was restructured from a global income fund to a TIPS fund and that as a result the 1-year performance is the more relevant comparison. Based on their review, since the change in investment objective, the Board concluded that the relative investment performance of the fund was acceptable.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group (“Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees the Manager charged its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services

36         Smith Barney World Funds, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the current distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors were expended.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 8 retail front end load funds (including the Fund) classified as “TIPS funds” and “Short US Treasury funds” by Lipper, showed that while the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group, the Contractual Management Fees were better than the median and the Actual Management Fees were higher than the median; the Fund’s actual total expense ratio was also higher than the median. The Board noted that the Fund’s Contractual Management Fee was reduced in October 2004 and that reduction had not been fully reflected in the Actual Management Fee and actual total expense ratio as reported in the Lipper data. After discussion with the Board, the Manager offered to reduce the Contractual Management Fee further and institute fee breakpoints effective November 1, 2005; as the Fund’s assets grow the impact of the breakpoints will become effective.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Board under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing the profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board determined that the Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for

Smith Barney World Funds, Inc. 2005 Annual Report         37

Board Approval of Management Agreement (unaudited) (continued)

realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Fund realizes or might realize economies of scale or how great they may be.

The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted that the Fund’s Contractual Management Fee contains breakpoints or was now proposed to contain breakpoints and, accordingly, reflects the potential for sharing economies of scale with shareholders as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing economies of scale or other efficiencies that might accrue from increases in the asset level. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale, as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Management Agreement to continue for another year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the

38         Smith Barney World Funds, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

“New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of

Smith Barney World Funds, Inc. 2005 Annual Report         39

Board Approval of Management Agreement (unaudited) (continued)

the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or sub-adviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

40         Smith Barney World Funds, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

Smith Barney World Funds, Inc. 2005 Annual Report         41

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney World Funds Inc. — Smith Barney Inflation Management Fund (the “Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund’s Directors and is available, without charge, upon request by calling 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	18	None

Michael E. Gellert 122 East 42nd St., 47th Floor New York, NY 10168 Birth Year: 1931	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	11	Director of Dalet S.A., (a publicly held French Company — media management programs); SEACOR Holdings, Inc. (offshore marine services provider) and Six Flags, Inc.

Rainer Greeven 630 5th Ave., Suite 1960 New York, NY 10111 Birth Year: 1936	Director	Since 1994	Attorney, Rainer Greeven PC	11	None

Susan M. Heilbron P.O. Box 557 Chilmark, MA 02535 Birth Year: 1945	Director	Since 1994	Owner/Consultant of Lacey & Heilbron, a public relations firm	11	None

42         Smith Barney World Funds, Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** CAM 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	171	None

Smith Barney World Funds, Inc. 2005 Annual Report         43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds to Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

James M. Giallanza CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1966	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

David Torchia CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959	Vice President and Investment Officer	Since 2004	Managing Director of CAM	N/A	N/A

44         Smith Barney World Funds, Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director

Frederick Marki CAM 399 Park Avenue New York, NY 10022 Birth Year: 1961	Vice President and Investment Officer	Since 2004	Director of CAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with CAM; Managing Director of CAM; Director of CAM (2000-2005); Director of Compliance, North America, CAM (2000-2005); Chief Compliance Officer of SBFM and CFM; Formerly Chief Compliance Officer of TIA (from 2002 to 2005)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney World Funds, Inc. 2005 Annual Report         45

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the election of Directors at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors[1]
Nominees:
Robert A. Frankel	7,487,387.612	324,628.662	0.000	0.000
Michael E. Gellert	7,494,468.759	317,547.515	0.000	0.000
R. Jay Gerken	7,481,696.515	330,319.759	0.000	0.000
Rainer Greeven	7,492,711.185	319,305.089	0.000	0.000
Susan M. Heilbron	7,504,295.824	307,720.450	0.000	0.000

[1]	Directors are elected by the shareholders of all of the series of the corporation of which the Fund is a series.

46         Smith Barney World Funds, Inc. 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Smith Barney World Funds, Inc.: Smith Barney Inflation Management Fund during the taxable year ended October 31, 2005.

Record Date Payable Date	Monthly Monthly

Interest from Federal Obligations*	77.59%

*	This Fund has met the quarterly asset requirements for California, Connecticut and New York Resident Shareholders.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Smith Barney World Funds, Inc. 2005 Annual Report         47

Smith Barney World Funds, Inc.

Smith Barney Inflation Management Fund

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

James M. Giallanza

Chief Financial Officer and Treasurer

David Torchia

Vice President and Investment Officer

Frederick Marki

Vice President and Investment Officer

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Smith Barney World Funds, Inc. — Smith Barney Inflation Management Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD01358 12/05	05-9452

Smith Barney World Funds, Inc.

Smith Barney Inflation Management Fund

The Fund is a separate investment fund of the Smith Barney World Funds, Inc., a Maryland corporation.

SMITH BARNEY WORLD FUNDS, INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Frankel as the Audit Committee’s financial expert. Mr. Frankel is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2004 and October 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $82,000 in 2004 and $57,000 in 2005.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $7,500 in 2005. These services rendered in connection with the review of the annual registration statement filed on Form N-1A of the SB Inflation Management Fund.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney World Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,600 in 2004 and $11,200 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney World Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney World Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney World Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Smith Barney World Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney World Funds, Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h)	Yes. The Smith Barney World Funds, Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney World Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99. CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney World Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney World Funds, Inc.

Date:	January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney World Funds, Inc.

Date:	January 9, 2006

By:	/s/ James M. Giallanza
(James M. Giallanza)
Chief Financial Officer of
Smith Barney World Funds, Inc.

Date:	January 9, 2006